Exhibit 99.2

DRUG DISCOVERY 2026

Partitioning 4.4 million Abstracts by Disease Turns a Literature Review into a Discovery:

A Four-Gene mTOR Signature Defining a Candidate Hepatocellular Carcinoma Population



Saran Saund

Chief Business Officer, Oncotelic Therapeutics

October 8, 2026   Burlingame, California

Literature volume varies sharply by disease

Abstract records in two of the study’s disease corpora


Breast HR+/HER2−
588,114
Mantle cell lymphoma
7,979
0
250,000
500,000
750,000

74×

difference in literature volume

More papers can crowd a limited evidence window.

Publication volume can shape what reaches the final synthesis

Chang et al., submitted manuscript v8. Table 1. Counts describe overlapping disease corpora.

Every disease gets one voice

MONOLITHIC QUERY



One monolithic synthesis

PARTITIONED LITERATURE AGGREGATION (PLA)



24 disease assessments, then aggregate

The same question for each disease. Evidence quality still matters.

Chang et al., submitted manuscript v8. Methods 2.2 and Discussion. Conceptual schematic.

29 million PubMed abstracts in vector space

Biomedical literature

Folding, clustering, sampling

Source evidence



Project biomedical text into vector space

Analyze relationships across the literature

Retrieve and review the source publications

PDAOAI keeps the answer connected to its source publications

PDAOAI platform overview and VSD materials. Current index coverage; historical HCC study counts differ.

Partitioned Literature Aggregation

The same clinical question, applied separately to every disease


Retrieve
Extract
Resolve
Partition
Aggregate
Rapalog literature
Disease names
Canonical disease terms
Same question in every corpus
One assessment per disease

24 overlapping disease corpora. Each receives an explicit assessment.

Chang et al., submitted manuscript v8. Methods 2.2 and Results 3.1.

EVOLVE-1 found no survival benefit in HCC

2014: 546 patients with advanced HCC after sorafenib



A Overall survival
100
80
60
40
20
0
Survival, %
0 2 4 6 8 10 12 14 16 18 20 22
Time, mo
HR, 1.05 (95% CI, 0.86-1.27)
Log-rank P = .68
No. at risk
Everolimus 362 339 259 207 163 125 105 92 70 52 39 32
Placebo 184 163 132 108 83 67 55 49 40 29 19 16

EVEROLIMUS VS PLACEBO

HR 1.05

95% CI 0.86–1.27

P = 0.68

Median overall survival

7.6 vs 7.3 months

Could mTOR biology distinguish patient groups?

Solid: everolimus. Dashed: placebo.

Zhu et al., JAMA 2014;312:57–67. Figure 2A, non-editable source image. doi:10.1001/jama.2014.7189.

The negative HCC result made us dig deeper

SAME QUESTION FOR EVERY CANCER

“Have rapalogs shown clinical benefit in patients with this cancer?”

PLA separates by cancer → **Compare clinical results** → **Follow the HCC negative** → **PLA extracts candidate genes** → **Survival analysis narrows to four**



- **PLA separates by cancer:** Each cancer gets its own assessment.
- **Compare clinical results:** Kidney: benefit in selected settings. HCC: negative in unselected patients.
- **Follow the HCC negative:** Could mTOR biology reveal different HCC patient groups?
- **PLA extracts candidate genes:** Extract mTOR genes from each abstract. Combine gene lists.
- **Survival analysis narrows to four:** 12 candidates. Combine and test. Four-gene signature.

Candidate prognostic signature. Treatment-response prediction remains unproven.

Chang et al., manuscript v8; Hudes et al., NEJM 2007; Zhu et al., JAMA 2014. Conceptual illustration.

The biology behind our four-gene signature

Four biological roles. One survival-associated signature.



FKBP1A

Rapalog binding



RRAGC

Nutrient signaling



EIF4E

Protein production



PPARGC1A

Metabolism and mitochondria

$$S = z(\mathrm{FKBP1A}) + z(\mathrm{EIF4E}) + z(\mathrm{RRAGC}) - z(\mathrm{PPARGC1A})$$

Higher score was associated with poorer survival

Chang et al., manuscript v8, Results 3.5. Biological roles shown schematically; no causal chain established.

Discovery cohort: four-gene survival separation

EXPLORATORY KM PLOTTER ANALYSIS


HR = 2.59 (1.8 - 3.74)
logrank P = 1.1e-07
Probability
0.0
0.2
0.4
0.6
0.8
1.0
Expression
low
high
0
20
40
60
80
100
120
Time (months)
Number at risk
low 182 106 53 32 14 4 1
high 182 76 31 10 5 2 0

HIGH VS LOW ADVERSE SCORE

HR 2.59

95% CI 1.80–3.74

Log-rank P = 1.1 × 10^{-7}

364 patients shown at time zero

Median overall survival

Low adverse score: 84.4 months
High adverse score: 37.8 months

Outcome-informed discovery analysis. Independent validation follows.

Chang et al., submitted manuscript v8. Figure 3F, original non-editable source image.

The survival signal held in a separate cohort

ICGC LIRI-JP / HCCDB18: an independent Japanese patient cohort


Low adverse score
High adverse score
100%
80%
60%
40%
20%
0%
Overall survival
0
20
40
60
80
Months

At risk / months	0	20	40	60	80
Low adverse	102	79	27	0	0
High adverse	101	57	16	2	0

Higher adverse score was associated with poorer survival

203

patients in Japan

Same four genes.
Same scoring directions.

Association remained after accounting for age, sex, and cancer stage.

KM redrawn from supplied LIRI-JP data. Manuscript v8, Table 7. Detailed estimates: statistics backup.

Prognosis and the next treatment test

OBSERVED

Survival association

The four-gene signal reproduced in a separate patient cohort.



PROPOSED TESTS OF TREATMENT BENEFIT

1. **Use a consistent gene test**

   Measure the same four genes with a fixed method and formula.

2. **Test drug response in the lab**

   Compare models with different gene patterns.

3. **Test treatment benefit in patients**

   Compare drug versus control. Does benefit differ by gene pattern?

Retrospective survival association. Treatment benefit remains unproven.

Chang et al., manuscript v8. Proposed treatment-response studies.

PDAOAI beyond HCC: YAP1 and FOXO3

YAP1

Taxane resistance



Drug design and molecular docking

FOXO3

Aging and cellular maintenance



Modeling FOXO3 release

Literature-derived hypotheses. Defined experiments to test them.

PDAOAI literature analyses. Candidate mechanisms require experimental validation.

PDAOAI / ONCOTELIC–SAPU

BIO REBOOT

Build the next drug company

Find overlooked therapeutic opportunities with PDAOAI, an engine built on 29 million PubMed abstracts.

SELECTED PROJECTS MAY QUALIFY FOR

Startup funding

Oncotelic–SAPU development support

Computational chemistry, biological validation, formulation, regulatory planning and clinical development.

Saran Saund
saran.saund@oncotelic.com

Funding and support depend on scientific review, available resources and agreed terms.

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pdaoai.com/bio-reboot

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